UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 10, 2008

TAMM OIL AND GAS CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-137174
(Commission File Number)

98-0377767
(IRS Employer Identification No.)

Suite 460, 734 - 7 Ave SW, Calgary, AB, Canada T2P 3P8
(Address of principal executive offices and Zip Code)

403-975-9399
Registrant's telephone number, including area code)

N/A
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Tamm Oil and Gas Corp., the Registrant (also referred to herein as "our" or "we") acquired from the Alberta government, a one-hundred (100) percent interest in 21 sections of lease parcels in the Peace River Oil Sands Area in Alberta, Canada, at an Alberta Crown Land Sale, in exchange for our payment, in full, of $715,292 (US).

We have entered into a Letter of Intent for participation in the drilling of a well at location a-79-A/94-P-4 in northern British Columbia, Canada. The terms of the Letter of Intent provide an undivided 17% working interest in the petroleum and natural gas rights in the Licenses, for payment of 20% of the well’s drilling and casing costs.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description

99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMM OIL AND GAS CORP.

Date: January 14, 2008	By:	/s/ Wiktor Musial
Wiktor Musial, President